EXHIBIT (8)(a)(7)

AMENDMENT NO. 34 TO PARTICIPATION AGREEMENT

(AEGON/TRANSAMERICA SERIES TRUST)

AMENDMENT NO. 34 TO

PARTICIPATION AGREEMENT AMONG

AEGON/TRANSAMERICA SERIES TRUST,

TRANSAMERICA LIFE INSURANCE COMPANY,

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY,

PEOPLES BENEFIT LIFE INSURANCE COMPANY, AND

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

The Participation Agreement, dated July 1, 1992, as amended (“Agreement”) among AEGON/Transamerica Series Trust (the "Fund"), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), Peoples Benefit Life Insurance Company (“Peoples”), and Transamerica Occidental Life Insurance Company (“TOLIC”) is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:

AMENDED SCHEDULE A

Effective May 1, 2006

Account(s), Policy(ies) and Portfolio(s)

Subject to the Participation Agreement

Accounts:	Separate Account VA B
Separate Account VA BNY
Mutual Fund Account
Separate Account VA A
Separate Account VA C
Separate Account VA D
Retirement Builder Variable Annuity Account
Transamerica Financial Life Insurance Company Separate Account C
Peoples Benefit Life Insurance Company Separate Account V
Legacy Builder Variable Life Separate Account
TFLIC Series Life Account
TFLIC Series Annuity Account
Transamerica Occidental Life Separate Account VUL-3
Separate Account VA E
Separate Account VA F
Transamerica Occidental Life Insurance Company Separate Account VUL-4
Transamerica Occidental Life Insurance Company Separate Account VUL-5
Transamerica Life Insurance and Annuity Company on behalf
of its Separate Account VA-8
Separate Account VA J
Transamerica Occidental Life Insurance Company Separate Account VUL-6
TA PPVUL 1
Separate Account VA K
Separate Account VA H
Separate Account VA G
Separate Account VA-2LNY
Separate Account VA-2L
Separate Account VA A
Separate Account VL A
AES Private Placement VA Separate Account
Separate Account VA L
Separate Account VA P
PFL Corporate Account One
Separate Account VA R

Separate Account VA S
Separate Account VA Q
Separate Account Q NY
Separate Account VA W
Separate Account VA WNY
TFLIC Separate Account VNY
Separate Account VA X
Separate Account VA Y

Policies:	Transamerica Landmark Variable Annuity
Transamerica Landmark NY Variable Annuity
The Atlas Portfolio Builder Variable Annuity
Transamerica EXTRA Variable Annuity
Transamerica Access Variable Annuity
Retirement Income Builder II Variable Annuity
Advisor’s Edge® Variable Annuity
Advisors’s Edge Select® Variable Annuity
Legacy Builder Plus
TFLIC Financial Freedom Builder
Transamerica Elite
Privilege Select Variable Annuity
Estate Enhancer Variable Life
TransSurvivor Life Variable Universal Life
TransMark Optimum Choice Variable Annuity
TransUltra® Variable Universal Life
TFLIC Freedom Elite Builder
TFLIC Premier Variable Annuity
Immediate Income Builder II
Premier Asset Builder Variable Annuity
TransAccumulatorSM VUL
TFLIC Freedom Wealth Protector
Advantage V
Retirement Income Builder Variable Annuity
Retirement Income Builder – BAI Variable Annuity
Dreyfus Advisor Advantage Variable Annuity
Dreyfus Access Advantage Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Transamerica Variable Life
Advisor’s Edge Select Private Placement
Transamerica Preferred Advantage Variable Annuity
Portfolio Select Variable AnnuitySM
Flexible Premium Variable Annuity - A
Flexible Premium Variable Annuity - B
Flexible Premium Variable Annuity - C
Flexible Premium Variable Annuity - D
Flexible Premium Variable Annuity - E
Flexible Premium Variable Annuity - G
TFLIC Freedom Elite Builder II
Flexible Premium Variable Annuity - H
Advisor’s Edge® NY Variable Annuity
Flexible Premium Variable Annuity - I
Flexible Premium Variable Annuity - J
Transamerica Freedom Variable Annuity
TFLIC Freedom Elite Builder III
TransSurvivorSM Life VUL
TransAccumulator® VUL
TransUltra® VUL

Portfolios:	AEGON/Transamerica Series Trust. – each Portfolio has an Initial Class and a Service Class of Shares

AEGON Bond
Asset Allocation – Conservative Portfolio
Asset Allocation – Growth Portfolio
Asset Allocation – Moderate Portfolio
Asset Allocation – Moderate Growth Portfolio
American Century International
American Century Large Company Value
Capital Guardian U.S. Equity
Capital Guardian Global
Capital Guardian Value
Clarion Global Real Estate Securities
Federated Growth & Income
Great Companies – AmericaSM
Great Companies – TechnologySM
International Moderate Growth Fund
JPMorgan Enhanced Index
JPMorgan Mid Cap Value
Janus Growth
Jennison Growth
Marsico Growth
Mercury Large Cap Value
MFS High Yield
Munder Net50
PIMCO Total Return
Salomon All Cap
Select+ Aggressive
Select+ Conservative
Select+ Growth & Income
Templeton Great Companies Global
T. Rowe Price Equity Income
T. Rowe Price Growth Stock
T. Rowe Price Small Cap
Third Avenue Value
Transamerica Balanced
Transamerica Equity
Transamerica Convertible Securities
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica Small/Mid Cap Value
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Active International Allocation
Van Kampen Large Cap Core
Van Kampen Mid-Cap Growth

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of May 1, 2006.

AEGON/TRANSAMERICA SERIES TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ T. Gregory Reymann, II	By:	/s/ Priscilla I. Hechler
	T. Gregory Reymann, II		Priscilla I. Hechler
Title:	Vice President and Counsel	Title:	Assistant Secretary

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY		PEOPLES BENEFIT LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Priscilla I. Hechler	By:	/s/ Priscilla I. Hechler
	Priscilla I. Hechler		Priscilla I. Hechler
Title:	Assistant Vice President and Assistant Secretary	Title:	Assistant Vice President and Assistant Secretary

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By its authorized officer,

By:	/s/ Priscilla I. Hechler
Priscilla I. Hechler
Title:	Assistant Vice President and Assistant Secretary